UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2008

CHINA YIDA HOLDING, CO.
 (Exact Name of Registrant as Specified in Charter)

Delaware	000-26777	22-3662292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

RM 1302-3 13/F, Crocodile House II 55 Connaught Road Central, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	86-591-28308388

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 20, 2008, China Yida Holding, Co. (the “Company”) incorporated a subsidiary corporation, Fujian Yintai Tourism Co. Ltd (“Yintai”) under the laws of the People Republic of China (“PRC”).  Yintai is our wholly-owned subsidiary and will mainly operate a tourist attraction in Fujian.  We are still negotiating with the local government regarding a potential tourist attraction and have not yet agreed on definitive terms for the tourist attraction.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

3.1	Article of Incorporation for Fujian Yintai Tourism Co., Ltd.

3.2	By-Laws for Fujian Yintai Tourism Co., Ltd. (English translation because the original are in Chinese)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA YIDA HOLDING, CO.

Dated: April 15, 2008	By:	/s/ Chen Minhua
Name: Chen Minhua
Title: Chief Executive Officer